        COMMON STOCK                                         COMMON STOCK

       NUMBER                Greenfield Online(TM)(Logo)              SHARES

       GO
                             GREENFIELD ONLINE, INC.         CUSIP
                       INCORPORATED UNDER THE LAWS OF THE    SEE REVERSE FOR
                               STATE OF DELAWARE             CERTAIN DEFINITIONS

THIS CERTIFIES THAT:








IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR
                           VALUE $0.001 PER SHARE OF

GREENFIELD ONLINE, INC. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and of the amendments from time to time made thereto (copies of which are on file with the Transfer Agent) and to legends, if any, appearing on the reverse hereof or appended hereto, to all of which the holder, by acceptance hereof, assents.

      This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:

     SIGNATURE TO COME                                     SIGNATURE TO COME
                                  SEAL TO COME

     CHIEF EXECUTIVE OFFICER                                   SECRETARY



                                COUNTERSIGNED AND REGISTERED:
                                ChaseMellon Shareholder Services, L.L.C.
                                                                TRANSFER AGENT
                                                                 AND REGISTRAR


                                        BY
                                                          AUTHORIZED SIGNATURE


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                           GREENFIELD ONLINE, INC.

LEGEND:

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common          UNIF GIFT MIN ACT--___ Custodian ___
TEN ENT  -- as tenants by the entireties                    (Cust)       (Minor)
JT TEN   -- as joint tenants with right of         Under Uniform Gifts to Minors
            survivorship and not as                Act__________________________
            tenants in common                                 (state)

     Additional abbreviations may also be used though not in the above list.


For Value Received,                                          hereby sell,
                    ----------------------------------------
assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER
OF ASSIGNEE


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--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint


----------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -------------


                                    --------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.




SIGNATURE GUARANTEED:



-------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE, MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.